Exhibit 10.2

Execution copy

ISDA®

International Swaps and Derivatives Association, Inc.

NOVATION AGREEMENT

dated as of May 27, 2005 among:

GREENWICH CAPITAL DERIVATIVES, INC. (the “Remaining Party”),

NOVASTAR FINANCIAL, INC. (the “Transferor”)

AND

NOVASTAR MORTGAGE SUPPLEMENTAL INTEREST TRUST, SERIES 2005-2 (the “Transferee”).

The Transferor and the Remaining Party have entered into one or more Transactions (each an “Old Transaction”), each evidenced by a Confirmation (an “Old Confirmation”) attached hereto as Exhibit I and subject to a 1992 ISDA Master Agreement dated as of July 3, 2003 (the “Old Agreement”).

The Remaining Party and the Transferee are simultaneously entering into a 1992 ISDA Master Agreement dated as of the date hereof in the form attached hereto as Exhibit II (the “New Agreement”).

With effect from and including May 27, 2005 (the “Novation Date”) the Transferor wishes to transfer by novation to the Transferee, and the Transferee wishes to accept the transfer by novation of, all the rights, liabilities, duties and obligations of the Transferor under and in respect of each Old Transaction, with the exception of the Excluded Rights and Obligations referred to below, with the effect that the Remaining Party and the Transferee enter into a new transaction (each a “New Transaction”) between them having terms identical to those of each Old Transaction, subject to the same exceptions and as more particularly described below.

The Remaining Party wishes to accept the Transferee as its sole counterparty with respect to the New Transactions.

The Transferor and the Remaining Party wish to have released and discharged, as a result and to the extent of the transfer described above, their respective obligations under and in respect of the Old Transactions.

Accordingly, the parties agree as follows: —

1.	Definitions.

Terms defined in the ISDA Master Agreement (Multicurrency-Cross Border) as published in 1992 by the International Swaps and Derivatives Association, Inc. (the “1992 ISDA Master Agreement”) are used herein as so defined, unless otherwise provided herein. For purposes of this Novation Agreement, “Excluded Rights and Obligations” means all obligations of each of the Transferor and the Remaining Party to Transfer (as defined in the Credit Support Annex to the Old Agreement) Eligible Collateral (as so defined) in respect of the Old Transactions and all related rights of the Remaining Party and the Transferor under the Old Agreement.

2.	Transfer, Release, Discharge and Undertakings.

Subject to the execution and delivery of the New Agreement by each of the parties thereto to the other, with effect from and including the Novation Date and in consideration of the mutual representations, warranties and covenants contained in this Novation Agreement and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties):

(a)	subject to Section 2(d) of this Novation Agreement, the Remaining Party and the Transferor are each released and discharged from further obligations to each other with respect to each Old Transaction and their respective rights against each other thereunder are cancelled, provided that such release and discharge shall not affect any rights, liabilities or obligations of the Remaining Party or the Transferor with respect to payments or other obligations due and payable or due to be performed prior to the Novation Date, and all such payments and obligations shall be paid or performed by the Remaining Party or the Transferor in accordance with the terms of the Old Transaction;

(b)	in respect of each New Transaction, the Remaining Party and the Transferee each undertake liabilities and obligations towards the other and acquire rights against each other identical in their terms to each corresponding Old Transaction (and, for the avoidance of doubt, as if the Transferee were the Transferor and with the Remaining Party remaining the Remaining Party, save for the Excluded Rights and Obligations and any other rights, liabilities or obligations of the Remaining Party or the Transferor with respect to payments or other obligations due and payable or due to be performed prior to the Novation Date);

(c)	each New Transaction shall be governed by, form part of, and be subject to the New Agreement and the relevant Old Confirmation (which, in conjunction and as deemed modified to be consistent with this Novation Agreement, shall be deemed to be a Confirmation between the Remaining Party and the Transferee), and the offices of the Remaining Party and the Transferee for purposes of each New Transaction shall be their offices at their addresses for notices provided for in the New Agreement; and

(d)	on the Novation Date, the Remaining Party shall transfer all of the Posted Collateral (as defined in the Credit Support Annex to the Old Agreement) held by it in respect of the Old Transactions to the account or accounts of the Transferor identified by it by notice given to the Remaining Party as provided in the Old Agreement, and the Transferor shall transfer all Posted Collateral held by it in respect of the Old Transactions to the account or accounts of the Remaining Party identified by it by notice given to the Transferor as provided in the Old Agreement, in each case together with all Interest Amount and Distributions thereon (as so defined). The Remaining Party’s or the Transferor’s failure to effect these transfers will continue to constitute Potential Events of Default and may constitute Events of Default under the Old Agreement notwithstanding the transfer by novation contemplated herein.

3.	Representations and Warranties.

(a)	On the date of this Novation Agreement:

(i)	Each of the parties makes to each of the other parties those representations and warranties set forth in Section 3(a) of the 1992 ISDA Master Agreement with references in such Section to “this Agreement” or “any Credit Support Document” being deemed references to this Novation Agreement alone.

(ii)

The Remaining Party and the Transferor each makes to the other, and the Remaining Party and the Transferee each makes to the other, the representation set forth in Section 3(b) of the 1992 ISDA Master Agreement, in each case with respect to the Old Agreement or the New

Agreement, as the case may be, and taking into account the parties entering into and performing their obligations under this Novation Agreement.

(iii)	Each of the Transferor and the Remaining Party represents and warrants to each other and to the Transferee that:

(A)	it has made no prior transfer (whether by way of security or otherwise) of the Old Agreement or any interest or obligation in or under the Old Agreement or in respect of any Old Transaction; and

(B)	without prejudice to the obligations of the Remaining Party and the Transferor referred to in Section 2(d) of this Novation Agreement, as of the Novation Date, all obligations of the Transferor and the Remaining Party under each Old Transaction required to be performed before the Novation Date have been fulfilled.

(iv)	Each party represents to each of the other parties: —

(A)	Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into this Novation Agreement and as to whether this Novation Agreement is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other parties as investment advice or as a recommendation to enter into this Novation Agreement; it being understood that information and explanations related to the terms and conditions of this Novation Agreement shall not be considered investment advice or a recommendation to enter into this Novation Agreement. No communication (written or oral) received from any of the other parties shall be deemed to be an assurance or guarantee as to the expected results of this Novation Agreement;

(B)	Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Novation Agreement. It is also capable of assuming, and assumes, the risks of this Novation Agreement; and

(C)	Status of Parties. None of the other parties is acting as a fiduciary for or an adviser to it in respect of this Novation Agreement.

(b)	The Transferor makes no representation or warranty and does not assume any responsibility with respect to the legality, validity, effectiveness, adequacy or enforceability of any New Transaction or the New Agreement or any documents relating thereto and assumes no responsibility for the condition, financial or otherwise, of the Remaining Party, the Transferee or any other person or for the performance and observance by the Remaining Party, the Transferee or any other person of any of its obligations under any New Transaction or the New Agreement or any document relating thereto and any and all such conditions and warranties, whether express or implied by law or otherwise, are hereby excluded.

4.	Counterparts.

This Novation Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

5.	Costs and Expenses.

The parties will each pay their own costs and expenses (including legal fees) incurred in connection with this Novation Agreement and as a result of the negotiation, preparation and execution of this Novation Agreement.

6.	Amendments.

No amendment, modification or waiver in respect of this Novation Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

7. (a)	Governing Law.

This Novation Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to the conflict of laws provisions thereof.

(b)	Jurisdiction.

The terms of Section 13(b) of the 1992 ISDA Master Agreement shall apply to this Novation Agreement with references in such Section to “this Agreement” being deemed references to this Novation Agreement alone.

(c)	Not Acting in Individual Capacity.

JPMorgan Chase Bank, National Association is signing this Novation Agreement solely in its capacity as Trustee under the Pooling and Servicing Agreement among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., Wachovia Bank, National Association, and JPMorgan Chase Bank, National Association dated as of May 1, 2005 (the “Pooling and Servicing Agreement”) and not in its individual capacity, and all persons having any claim against the Trustee by reason of the Transactions contemplated by this Novation Agreement shall look only to the assets of NovaStar Mortgage Supplemental Interest Trust, Series 2005-2 (subject to the availability of funds therefor in accordance with the Flow of Funds as set forth in Article IV of the Pooling and Servicing Agreement) for payment or satisfaction thereof unless due to the Trustee’s own negligent action, negligent failure to act, or willful misconduct, provided that:

(i)	this Section 7(c) does not limit the effect of paragraph (a) of Section 8.01 of the Pooling and Servicing Agreement,

(ii)	the Trustee shall not be liable for any error of judgment made in good faith by its Responsible Officer (as defined in the Pooling and Servicing Agreement) unless it is proved that the Trustee was negligent in ascertaining the pertinent facts, and

(iii)	the Trustee shall not be liable with respect to any action it take or omits to take in good faith in accordance with a direction received by it from the Majority Certificateholders (as defined in the Pooling and Servicing Agreement).

The foregoing may not be construed to give to Majority Certificateholders any rights under this Novation Agreement.

IN WITNESS WHEREOF the parties have executed this Novation Agreement on the respective dates specified below with effect from and including the Novation Date.

GREENWICH CAPITAL DERIVATIVES, INC.			NOVASTAR FINANCIAL, INC.
By: Greenwich Capital Markets, Inc., its agent

By:	/S/ WILLIAM GROUGHERTY		By:	/s/ DAVID L. FARRIS
	Name:	William Grougherty		Name:	David L. Farris
	Title:	Vice President		Title:	Vice President
	Date:			Date:

NOVASTAR MORTGAGE
SUPPLEMENTAL INTEREST TRUST,
SERIES 2005-2

By: JPMorgan Chase Bank, National
Association,
as Trustee under the Pooling and Servicing
Agreement, acting not in its individual capacity,
but solely in its capacity as Trustee to NovaStar
Mortgage Supplemental Interest Trust, Series
2005-2

By:	/S/ MICHAEL A. SMITH
	Name:	Michael A. Smith
	Title:	Vice President
Date:

Exhibit I

[Old Swap Confirmations attached behind this page]

04 February 2005

NovaStar Financial, Inc.

Kansas City

Attn: Derivatives Confirmation

Our Reference: D6675997

Re: USD 25,000,000.00 Swap

The purpose of this document is to set forth the terms and conditions of the Transaction entered into between Greenwich Capital Derivatives, Inc., acting through its agent, Greenwich Capital Markets, Inc. and yourselves on the Trade Date specified below (the ‘Transaction’). This document constitutes a ‘Confirmation’ as referred to in the Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 03 July 2003 as amended and supplemented from time to time (the ‘Agreement’), between yourselves and Greenwich Capital Derivatives, Inc All provisions, contained in the Agreement govern this Confirmation except as expressly modified below.

1. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	USD 25,000,000.00

Trade Date:	04 February 2005

Effective Date:	25 February 2005

Termination Date:	25 February 2007, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts:

Fixed Rate Payer:	NovaStar Financial, Inc.

Fixed Rate Payer Payment Dates:	The 25th of each month, commencing on 25 March 2005 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Rate:	3.63%

Fixed Rate Day Count Fraction:	30/360

No Adjustment for Period End Dates:

1

Applicable

Business Days:	New York

Floating Amounts:

Floating Rate Payer:	Greenwich Capital Derivatives, Inc.

Floating Rate Payer Payment Dates:	The 25th of each month, commencing on 25 March 2005 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate for initial Calculation Period:	To be determined

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	1 month

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period

Compounding:	Not Applicable

Business Days:	New York

Calculation Agent:	Greenwich Capital Markets, Inc. (as agent for Greenwich Capital Derivatives, Inc., Greenwich) or, if different, as stated in the Agreement

2. Other Provisions:

Independent Amount:	The Independent Amount (as defined in Paragraph 13 of the Credit Support Annex) with respect to NovaStar Financial, Inc. under this Transaction shad be USD 125,000. In the event of any adjustment to the terms of the Transaction, Greenwich Capital Derivatives, Inc. shall have the right to re-calculate the Independent Amount in its sole discretion.

Account Details:

Payments to Greenwich Capital Derivatives, Inc.	J.P. Morgan Chase Bank, New York ABA# 021000021 Beneficiary: Greenwich Capital Derivatives, Inc. Account #: 066-9-05206

Payments to NovaStar Financial, Inc.	Please provide your settlement instructions

2

Offices:

The Office of Greenwich Capital Derivatives, Inc. for the Transaction is:	Greenwich

The Office of NovaStar Financial, Inc. for the Transaction is:	Kansas City

Representations and Warranties:

To induce the other to enter into the Transaction, each party represents and warrants to the other that (i) it is an “eligible contract participant” as such term is defined in the Commodity Exchange Act, as amended and it has entered into this Transaction in conjunction with its line of business (including financial intermediation services) or the financing of business, (ii) it is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary, (iii) it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction (it being understood that information and explanation related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction), (iv) no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction, (v) it is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understand and accepts, the terms, conditions and risks of this Transaction, and it is capable of assuming, and assumes, the risks of this Transaction, and (vi) the other party is not acting as a fiduciary for or an adviser to it in respect of this Transaction.

This Transaction has been entered into by Greenwich Capital Markets, Inc., as agent for Greenwich Capital Derivatives, Inc., Greenwich. Greenwich Capital Markets, Inc. has not guaranteed and is not otherwise responsible for the obligations of Greenwich Capital Derivatives, Inc., Greenwich under this Transaction.

This Confirmation is in final form and supersedes all previous Confirmations and communications in respect of this Transaction. No hard copy will follow. Please confirm that the foregoing correctly sets forth the terms of our agreement by signing this Confirmation and returning it via fax to the attention of Customer Service/Confirmations, fax number (203) 618-2580.

In the event that you disagree with any part of this Confirmation, please telephone the sender on (203) 618-2525, so that the discrepancy may be quickly resolved. Please note that our telephone conversations with you may be recorded. Alternatively you may contact us via fax on (203) 618-2580.

We are pleased to have completed this Transaction and look forward to dealing with you again in the near future.

Yours Sincerely,		Confirmed as of the date first written:

Greenwich Capital Markets, Inc. As Agent stated above		NovaStar Financial, Inc.

By:	/s/ WILLIAM GOUGHERTY	By:	/s/ DAVID L. FARRIS
Name:	William Gougherty	Name:	David L. Farris
Title:	Vice President	Title:	V. P.

3

Our Deal Reference:	Counterparty Deal Reference:

D6675997	SW_ 177

Contact Information for Greenwich Capital Derivatives, Inc.:

Customer Service / Confirmations:	(203) 618-2525

Please fax all confirmations to:	(203) 618-2560

Settlements:	(203) 618-2572

Please fax payment / reset notices to:	(203) 618-2579

Our e-mail address:	gcmderivatives@gcm.com

[GRAPHIC APPEARS HERE]

4

08 February 2005

NovaStar Financial, Inc.

Kansas City

Attn: Derivatives Confirmation

Our Reference: 06678411

Re: USD 80,000,000.00 Swap

The purpose of this document is to set forth the terms and conditions of the Transaction entered into between Greenwich Capital Derivatives, Inc., acting through its agent, Greenwich Capital Markets, Inc. and yourselves on the Trade Date specified below (the ‘Transaction’). This document constitutes a ‘Confirmation’ as referred to in the Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 03 July 2003 as amended and supplemented from time to time (the ‘Agreement’), between yourselves and Greenwich Capital Derivatives, Inc.. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount	USD 80,000,000.00

Trade Date:	08 February 2005

Effective Date:	25 February 2005

Termination Date:	25 February 2007, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts:

Fixed Rate Payer:	NovaStar Financial, Inc.

Fixed Rate Payer Payment Dates:	The 25th of each month, commencing on 25 March 2005 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Rate:	3.67%

Fixed Rate Day Count Fraction:	30/360

No Adjustment for Period End Dates:

1

Applicable

Business Days:	New York

Floating Amounts:

Floating Rate Payer:	Greenwich Capital Derivatives, Inc.

Floating Rate Payer Payment Dates:	The 25th of each month, commencing on 25 March 2005 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate for initial Calculation Period:	To be determined

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	1 month

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period

Compounding:	Not Applicable

Business Days:	New York

Calculation Agent:	Greenwich Capital Markets, Inc. (as agent for Greenwich Capital Derivatives, Inc., Greenwich) or, if different, as stated in the Agreement

2. Other Provisions:

independent Amount:	The Independent Amount (as defined in Paragraph 13 of the Credit Support Annex) with respect to NovaStar Financial, Inc. under this Transaction shall be USD 400,000. In the event of any adjustment to the terms of the Transaction, Greenwich Capital Derivatives, Inc. shall have the right to re-calculate the Independent Amount in its sole discretion.

Account Details:

Payments to Greenwich Capital Derivatives, Inc.	J.P. Morgan Chase Bank, New York ABA# 021000021 Beneficiary: Greenwich Capital Derivatives, Inc. Account #: 066-9-05206

Payments to NovaStar Financial, Inc.	Please provide your settlement instructions

2

Offices:

The Office of Greenwich Capital Derivatives, Inc. for the Transaction is:	Greenwich

The Office of NovaStar Financial, Inc. for the Transaction is:	Kansas City

Representations and Warranties:

To induce the other to enter into the Transaction, each party represents and warrants to the other that (i) It is an “eligible contract participant” as such term is defined in the Commodity Exchange Act, as amended and it has entered into this Transaction in conjunction with its line of business (including financial intermediation services) or the financing of business, (ii) it is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary, (iii) it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction (it being understood that information and explanation related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction), (iv) no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction, (v) it is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understand and accepts, the terms, conditions and risks of this Transaction, and it is capable of assuming, and assumes, the risks of this Transaction, and (vi) the other party is not acting as a fiduciary for or an adviser to it in respect of this Transaction.

This Transaction has been entered into by Greenwich Capital Markets, Inc as agent for Greenwich Capital Derivatives, Inc., Greenwich. Greenwich Capital Markets, Inc. has not guaranteed and is not otherwise responsible for the obligations of Greenwich Capital Derivatives, Inc., Greenwich under this Transaction.

This Confirmation is in final form and supersedes all previous Confirmations and communications in respect of this Transaction. No hard copy will follow. Please confirm that the foregoing correctly sets forth the terms of our agreement by signing this Confirmation and returning it via fax to the attention of Customer Service/Confirmations, fax number (203) 618-2580.

In the event that you disagree with any part of this Confirmation, please telephone the sender on (203) 618-2525, so that the discrepancy may be quickly resolved. Please note that our telephone conversations with you may be recorded. Alternatively you may contact us via fax on (203) 618-2580.

We are pleased to have completed this Transaction and look forward to dealing with you again in the near future.

Yours Sincerely,		Confirmed as of the date first written:

Greenwich Capital Markets, Inc. As Agent stated above		NovaStar Financial, Inc.

By:	/s/ WILLIAM GOUGHERTY	By:	/s/ DAVID L. FARRIS
Name:	William Gougherty	Name:	David L. Farris
Title:	Vice President	Title:	V.P.

3

Our Deal Reference:	Counterparty Deal Reference:

D6678411	178

Contact Information for Greenwich Capital Derivatives, Inc.:

Customer Service / Confirmations:	(203) 618-2525

Please tax all confirmations to:	(203) 618-2580

Settlements:	(203) 618-2572

Please fax payment / reset notices to:	(203) 618-2579

Our e-mail address:	gcmderivatives@gcm.com

[GRAPHIC APPEARS HERE]

4

08 February 2005

NovaStar Financial, Inc.

Kansas City

Attn: Derivatives Confirmation

Our Reference: 06678412

Re: USD 20,000,000.00 Swap

The purpose of this document is to set forth the terms and conditions of the Transaction entered into between Greenwich Capital Derivatives, Inc., acting through its agent, Greenwich Capital Markets, Inc. and yourselves on the Trade Date specified below (the Transaction’). This document constitutes a ‘Confirmation’ as referred to in the Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 03 July 2003 as amended and supplemented from time to time (the ‘Agreement’), between yourselves and Greenwich Capital Derivatives, Inc.. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	USD 20,000,000.00

Trade Date:	08 February 2005

Effective Date:	25 February 2005

Termination Date:	25 February 2008, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts:

Fixed Rate Payer:	NovaStar Financial, Inc.

Fixed Rate Payer Payment Dates:	The 25th of each month, commencing on 25 March 2005 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Rate:	3.8325%

Fixed Rate Day Count Fraction:	30/360

No Adjustment for Period End Dates:

1

Applicable

Business Days:	New York

Floating Amounts:

Floating Rate Payer:	Greenwich Capital Derivatives, Inc.

Floating Rate Payer Payment Dates:	The 25th of each month, commencing on 25 March 2005 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate for initial Calculation Period:	To be determined

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	1 month

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period

Compounding:	Not Applicable

Business Days:	New York

Calculation Agent:	Greenwich Capital Markets, Inc. (as agent for Greenwich Capital Derivatives, Inc., Greenwich) or, if different, as stated in the Agreement

2. Other Provisions:

Independent Amount:	The Independent Amount (as defined in Paragraph 13 of the Credit Support Annex) with respect to NovaStar Financial, Inc. under this Transaction shall be USD 100,000. In the event of any adjustment to the terms of the Transaction, Greenwich Capital Derivatives, Inc. shall have the right to re-calculate the Independent Amount in its sole discretion.

Account Details:

Payments to Greenwich Capital Derivatives, Inc.	J.P. Morgan Chase Bank, New York ABA# 021000021 Beneficiary: Greenwich Capital Derivatives, Inc. Account #: 066-9-05206

Payments to NovaStar Financial, Inc.	Please provide your settlement instructions

2

Offices:

The Office of Greenwich Capital Derivatives, Inc. for the Transaction is:	Greenwich

The Office of NovaStar Financial, Inc. for the Transaction is:	Kansas City

Representations and Warranties:

To induce the other to enter into the Transaction, each party represents and warrants to the other that (i) it is an “eligible contract participant” as such term is defined in the Commodity Exchange Act, as amended and it has entered into this Transaction in conjunction with its line of business (including financial intermediation services) or the financing of business, (ii) it is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary, (iii) it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction (it being understood that information and explanation related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction), (iv) no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction, (v) it is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understand and accepts, the terms, conditions and risks of this Transaction, and it is capable of assuming, and assumes, the risks of this Transaction, and (vi) the other party is not acting as a fiduciary for or an adviser to it in respect of this Transaction.

This Transaction has been entered into by Greenwich Capital Markets, Inc., as agent for Greenwich Capital Derivatives, Inc., Greenwich. Greenwich Capital Markets, Inc. has not guaranteed and is not otherwise responsible for the obligations of Greenwich Capital Derivatives, Inc., Greenwich under this Transaction.

This Confirmation is in final form and supersedes all previous Confirmations and communications in respect of this Transaction. No hard copy will follow. Please confirm that the foregoing correctly sets forth the terms of our agreement by signing this Confirmation and returning it via fax to the attention of Customer Service/Confirmations, fax number (203) 618-2580.

In the event that you disagree with any part of this Confirmation, please telephone the sender on (203) 618-2525, so that the discrepancy may be quickly resolved. Please note that our telephone conversations with you may be recorded. Alternatively you may contact us via fax on (203) 618-2580.

We are pleased to have completed this Transaction and look forward to dealing with you again in the near future.

Yours Sincerely,		Confirmed as of the date first written:

Greenwich Capital Markets, Inc. As Agent stated above		NovaStar Financial, Inc.

By:	/s/ WILLIAM GOUGHERTY	By:	/s/ DAVID L. FARRIS
Name:	William Gougherty	Name:	David L. Farris
Title:	Vice President	Title:	V. P.

3

Our Deal Reference:	Counterparty Deal Reference:

06678412	179

Contact Information for Greenwich Capital Derivatives, Inc.:

Customer Service / Confirmations:	(203) 618-2525

Please fax all confirmations to:	(203) 618-2580

Settlements:	(203) 618-2572

Please fax payment / reset notices to:	(203) 618-2579

Our e-mail address:	gcmderivatives@gcm.com

[GRAPHIC APPEARS HERE]

4

15 April 2005

NovaStar Financial, Inc.

Kansas City

Attn: Derivatives Confirmation

Our Reference: D6705307

Re: USD 80,000,000.00 Swap

The purpose of this document is to set forth the terms and conditions of the Transaction entered into between Greenwich Capital Derivatives, Inc., acting through its agent, Greenwich Capital Markets, Inc. and yourselves on the Trade Date specified below (the Transaction’). This document constitutes a ‘Confirmation’ as referred to in the Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 03 July 2003 as amended and supplemented from time to time (the ‘Agreement’), between yourselves and Greenwich Capital Derivatives, Inc.. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	USD 80,000,000.00

Trade Date:	16 March 2005

Effective Date:	25 March 2005

Termination Date:	25 March 2007, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts:

Fixed Rate Payer:	NovaStar Financial, Inc.

Fixed Rate Payer Payment Dates:	The 25th of each month, commencing on 25 April 2005 to and Including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Rate:	4.085%

Fixed Rate Day Count Fraction:	30/360

No Adjustment for Period End Dates:

1

Applicable

Business Days:	New York

Floating Amounts:

Floating Rate Payer:	Greenwich Capital Derivatives, Inc.

Floating Rate Payer Payment Dates:	The 25th of each month, commencing on 25 April 2005 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate for initial Calculation Period:	2.85000% (exclusive of Spread where applicable)

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	1 month

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period

Compounding:	Not Applicable

Business Days:	New York

Calculation Agent:	Greenwich Capital Markets, Inc. (as agent for Greenwich Capital Derivatives, Inc., Greenwich) or, If different, as stated in the Agreement

2. Other Previsions:

Independent Amount:	The Independent Amount (as defined in Paragraph 13 of the Credit Support Annex) with respect to NovaStar Financial, Inc. under this Transaction shall be USD 400,000. In the event of any adjustment to the terms of the Transaction, Greenwich Capital Derivatives, Inc. shall have the right to re-calculate the Independent Amount in its sole discretion.

Account Details:

Payments to Greenwich Capital Derivatives, Inc.	J.P. Morgan Chase Bank, New York ABA# 021000021 Beneficiary: Greenwich Capital Derivatives, Inc. Account #: 066-9-05206

Payments to NovaStar Financial, Inc.	Please provide your settlement instructions

2

Offices:

The Office of Greenwich Capital Derivatives, Inc. for the Transaction is:	Greenwich

The Office of NovaStar Financial, Inc. for the Transaction is:	Kansas City

Representations and Warranties:

To induce the other to enter into the Transaction, each party represents and warrants to the other that (i) it is an “eligible contract participant” as such term is defined in the Commodity Exchange Act, as amended and it has entered into this Transaction in conjunction with its line of business (including financial intermediation services) or the financing of business, (ii) it is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary, (iii) it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction (it being understood that information and explanation related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction), (iv) no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction, (v) it is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understand and accepts, the terms, conditions and risks of this Transaction, and it is capable of assuming, and assumes, the risks of this Transaction, and (vi) the other party is not acting as a fiduciary for or an adviser to it in respect of this Transaction.

This Transaction has been entered into by Greenwich Capital Markets, Inc., as agent for : Greenwich Capital Derivatives, Inc., Greenwich. Greenwich Capital Markets, Inc. has not guaranteed and is not otherwise responsible for the obligations of Greenwich Capital Derivatives, Inc., Greenwich under this Transaction.

This Confirmation is in final form and supersedes all previous Confirmations and communications in respect of this Transaction. No hard copy will follow. Please confirm that the foregoing correctly sets forth the terms of our agreement by signing this Confirmation and returning it via fax to the attention of Customer Service/Confirmations, fax number (203) 618-2580.

In the event that you disagree with any part of this Confirmation, please telephone the sender on (203) 618-2525, so that the discrepancy may be quickly resolved. Please note that our telephone conversations with you may be recorded. Alternatively you may contact us via fax on (203) 618-2580.

We are pleased to have completed this Transaction and look forward to dealing with you again in the near future.

Yours Sincerely,		Confirmed as of the date first written:

Greenwich Capital Markets, Inc. As Agent stated above		NovaStar Financial, Inc.

By:	/s/ WILLIAM GOUGHERTY	By:	/s/ DAVID L. FARRIS
Name:	William Gougherty	Name:	David L. Farris
Title:	Vice President	Title:	V. P.

3

Our Deal Reference:	Counterparty Deal Reference:

D6705307	182

Contact Information for Greenwich Capital Derivatives, Inc.:

Customer Service / Confirmations:	(203) 618-2525

Please fax all confirmations to:	(203) 618-2580

Settlements:	(203) 618-2572

Please fax payment / reset notices to:	(203) 618-2579

Our e-mail address:	gcmderivatives@gcm.com

[GRAPHIC APPEARS HERE]

4

25 April 2005

NovaStar Financial, Inc.

Kansas City

Attn: Derivatives Confirmation

THIS CONFIRMATION AMENDS AND RESTATES IN ITS ENTIRETY THE ORIGINAL CONFIRMATION FOR THIS TRANSACTION.

Our Reference: D6705308

Re: USD 20,000,000.00 Swap

The purpose of this document is to set forth the terms and conditions of the Transaction entered into between Greenwich Capital Derivatives, Inc., acting through its agent, Greenwich Capital Markets, Inc. and yourselves on the Trade Date specified below (the ‘Transaction’). This document constitutes a ‘Confirmation’ as referred to in the Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 03 July 2003 as amended and supplemented from time to time (the ‘Agreement’), between yourselves and Greenwich Capital Derivatives, Inc.. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	USD 20,000,000.00

Trade Date:	16 March 2005

Effective Date:	25 March 2005

Termination Date:	25 March 2008, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts:

Fixed Rate Payer:	NovaStar Financial, Inc.

Fixed Rate Payer Payment Dates:	The 25th of each month, commencing on 25 April 2005 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Rate:	4.295%

1

Fixed Rate Day Count Fraction:	30/360

No Adjustment for Period End Dates:	Applicable

Business Days:	New York

Floating Amounts:

Floating Rate Payer:	Greenwich Capital Derivatives, Inc.

Floating Rate Payer Payment Dates:	The 25th of each month, commencing on 25 April 2005 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate for initial Calculation Period:	2.85000% (exclusive of Spread where applicable)

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	1 month

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period

Compounding:	Not Applicable

Business Days:	New York

Calculation Agent:	Greenwich Capital Markets, Inc. (as agent for Greenwich Capital Derivatives, Inc., Greenwich) or, if different, as stated in the Agreement

2. Other Provisions:

Independent Amount:	The Independent Amount (as defined in Paragraph 13 of the Credit Support Annex) with respect to NovaStar Financial, Inc. under this Transaction shall be USD 100,000. In the event of any adjustment to the terms of the Transaction, Greenwich Capital Derivatives, Inc. shall have the right to re-calculate the Independent Amount in its sole discretion.

Account Details:

Payments to Greenwich Capital Derivatives, Inc.	J.P. Morgan Chase Bank, New York ABA# 021000021 Beneficiary: Greenwich Capital Derivatives, Inc. Account #: 066-9-05206

2

Payments to NovaStar Financial, Inc.	Please provide your settlement instructions

Offices:

The Office of Greenwich Capital Derivatives, Inc. for the Transaction is:	Greenwich

The Office of NovaStar Financial, Inc. for the Transaction is:	Kansas City

Representations and Warranties:

To induce the other to enter into the Transaction, each party represents and warrants to the other that (i) it is an “eligible contract participant” as such term is defined in the Commodity Exchange Act, as amended and it has entered into this Transaction in conjunction with its line of business (including financial intermediation services) or the financing of business, (ii) it is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary, (iii) it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction (it being understood that information and explanation related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction), (iv) no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction, (v) it is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understand and accepts, the terms, conditions and risks of this Transaction, and it is capable of assuming, and assumes, the risks of this Transaction, and (vi) the other party is not acting as a fiduciary for or an adviser to it in respect of this Transaction.

This Transaction has been entered into by Greenwich Capital Markets, Inc., as agent for Greenwich Capital Derivatives, Inc., Greenwich. Greenwich Capital Markets, Inc. has not guaranteed and is not otherwise responsible for the obligations of Greenwich Capital Derivatives, Inc., Greenwich under this Transaction.

This Confirmation is in final form and supersedes all previous Confirmations and communications in respect of this Transaction. No hard copy will follow. Please confirm that the foregoing correctly sets forth the terms of our agreement by signing this Confirmation and returning it via fax to the attention of Customer Service/Confirmations, fax number (203) 618-2580.

In the event that you disagree with any part of this Confirmation, please telephone the sender on (203) 618-2525, so that the discrepancy may be quickly resolved. Please note that our telephone conversations with you may be recorded. Alternatively you may contact us via fax on (203) 618-2580.

We are pleased to have completed this Transaction and look forward to dealing with you again in the near future.

Yours Sincerely,		Confirmed as of the date first written:

Greenwich Capital Markets, Inc. As Agent stated above		NovaStar Financial, Inc.

By:	/s/ WILLIAM GOUGHERTY	By:	/s/ DAVID L. FARRIS
Name:	William Gougherty	Name:	David L. Farris
Title:	Vice President	Title:	V. P.

3

Our Deal Reference:	Counterparty Deal Reference:

D6705308	183

Contact Information for Greenwich Capital Derivatives, Inc.:

Customer Service / Confirmations:	(203) 618-2525

Please fax all confirmations to:	(203) 618-2580

Settlements:	(203) 618-2572

Please fax payment / reset notices to:	(203) 618-2579

Our e-mail address:	gcmderivatives@gcm.com

[GRAPHIC APPEARS HERE]

4

30 March 2005

NovaStar Financial, Inc.

Kansas City

Attn: Derivatives Confirmation

Our Reference: S032905021

Re: USD 20,000,000.00 Swap

The purpose of this document is to set forth the terms and conditions of the Transaction entered into between Greenwich Capital Derivatives, Inc., acting through its agent, Greenwich Capital Markets, Inc., and yourselves on the Trade Date specified below (the ‘Transaction’). This document constitutes a ‘Confirmation’ as referred to in the Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 03 July 2003 as amended and supplemented from time to time (the ‘Agreement’), between yourselves and Greenwich Capital Derivatives, Inc.. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	USD 20,000,000.00

Trade Date:	29 March 2005

Effective Date:	25 April 2005

Termination Date:	25 April 2008, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts:

Fixed Rate Payer	NovaStar Financial, Inc.

Fixed Rate Payer Payment Dates:	The 25th of each month, commencing on 25 May 2005 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Rate:	4.51%

Fixed Rate Day Count Fraction:	30/360

No Adjustment for Period End Dates:	Applicable

1

Business Days:	New York

Floating Amounts:

Floating Rate Payer:	Greenwich Capital Derivatives, Inc.

Floating Rate Payer Payment Dates:	The 25th of each month, commencing on 25 May 2005 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate for initial Calculation Period:	To be determined

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	1 month

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period

Compounding:	Not Applicable

Business Days:	New York

Calculation Agent:	Greenwich Capital Markets, Inc. (as agent for Greenwich Capital Derivatives, Inc., Greenwich) or, if different, as stated in the Agreement

2. Other Provisions:

Independent Amount:	The Independent Amount (as defined in Paragraph 13 of the Credit Support Annex) with respect to NovaStar Financial, Inc. under this Transaction shall be USD 100,000. In the event of any adjustment to the terms of the Transaction, Greenwich Capital Derivatives, Inc. shall have the right to re-calculate the Independent Amount in its sole discretion.

Account Details:

Payments to Greenwich Capital Derivatives, Inc.	J.P. Morgan Chase Bank, New York ABA# 021000021 Beneficiary: Greenwich Capital Derivatives, Inc. Account #: 066-9-05206

Payments to NovaStar Financial, Inc.	Please provide your settlement instructions

2

Offices:

The Office of Greenwich Capital Derivatives, Inc. for the Transaction is:	Greenwich

The Office of NovaStar Financial, Inc. for the Transaction is:	Kansas City

Representations and Warranties:

To induce the other to enter into the Transaction, each party represents and warrants to the other that (i) it is an “eligible contract participant” as such term is defined in the Commodity Exchange Act, as amended and it has entered into this Transaction in conjunction with its line of business (including financial intermediation services) or the financing of business, (ii) it is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary, (iii) it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction (it being understood that information and explanation related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction), (iv) no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction, (v) it is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understand and accepts, the terms, conditions and risks of this Transaction, and it is capable of assuming, and assumes, the risks of this Transaction, and (vi) the other party is not acting as a fiduciary for or an adviser to it in respect of this Transaction.

This Transaction has been entered into by Greenwich Capital Markets, Inc., as agent for Greenwich Capital Derivatives, Inc., Greenwich. Greenwich Capital Markets, Inc. has not guaranteed and is not otherwise responsible for the obligations of Greenwich Capital Derivatives, Inc., Greenwich under this Transaction.

This Confirmation is in final form and supersedes all previous Confirmations and communications in respect of this Transaction. No hard copy will follow. Please confirm that the foregoing correctly sets forth the terms of our agreement by signing this Confirmation and returning it via fax to the attention of Customer Service/Confirmations, fax number (203) 618-2580.

In the event that you disagree with any part of this Confirmation, please telephone the sender on (203) 618-2525, so that the discrepancy may be quickly resolved. Please note that our telephone conversations with you may be recorded. Alternatively you may contact us via fax on (203) 618-2580.

We are pleased to have completed this Transaction and look forward to dealing with you again in the near future.

Yours Sincerely,		Confirmed as of the date first written:

Greenwich Capital Markets, Inc. As Agent stated above		NovaStar Financial, Inc.

By:	/s/ WILLIAM GOUGHERTY	By:	/s/ DAVID L. FARRIS
Name:	William Gougherty	Name:	David L. Farris
Title:	Vice President	Title:	V.P.

3

Our Deal Reference:	Counterparty Deal Reference:

S032905021	185

Contact Information for Greenwich Capital Derivatives, Inc.:

Customer Service / Confirmations:	(203) 618-2525

Please fax all confirmations to:	(203) 618-2580

Settlements:	(203) 618-2572

Please fax payment / reset notices to:	(203) 616-2579

Our e-mail address:	gcmderivatives@gcm.com

[GRAPHIC APPEARS HERE]

4

Exhibit II

[Form of New Agreement attached behind this page]